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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 10, 1997


                           MILESTONE PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

                 1-10641                          65-0158204
          (Commission File Number) ( IRS Employer Identification Number)


            5200 Town Center Circle, Boca Raton, FL         33486
           (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number, including area code (561) 394-9260



          (Former Name or Former Address, if Changed Since Last Report)


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
         Certain statements made in this report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Milestone Properties, Inc. ("Milestone") and its wholly owned subsidiaries (together with Milestone, the "Company") to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants, lease rents and the terms and availability of financing; adverse changes in the real estate markets including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

Item 2. Acquisition or Disposition of Assets.


         On November 10, 1997,  Milestone Asset  Management,  Inc.  ("MAMI"),  a
wholly-owned subsidiary of Milestone, sold its remaining holdings of available-for-sale securities consisting of the Normura Series 1996-MDV B2 ("MDV"), DLJ 1994-MF11 B2 ("B2"), and DLJ 1994-MF11 B3 ("B3") (collectively, the "Certificates") (the "Sale"). MDV was sold to Nomura International Trust Company, B2 was sold to SunCoast Capital Group, LTD. and B3 was sold to DLJ
Mortgage Capital, Inc. The $16,700,000 par MDV Certificate was sold for $14,680,344, of which the Company received net proceeds of $4,433,245 and used the remaining $10,247,099 to pay off the balance of the financing associated with the Certificate. The $5,000,000 par B2 and the $8,560,000 par B3 Certificates were sold for an aggregate of $12,556,138, of which the Company received net proceeds of $3,181,273, and used the remaining $9,374,865 to pay off the balance of the financing associated with the Certificates.

         At the time of the sale of the Certificates, MAMI had outstanding U.S. Treasury Note short positions totaling $25,500,000 associated with the Certificates, which MAMI had established to mitigate interest rate risk. In connection with the sale of the Certificates, MAMI closed all of its remaining U.S. Treasury Note short positions.

         In connection with the sale of the Certificates, the close of the U.S. Treasury note short positions, and the 1997 operations of MAMI, the Company will pay bonuses of approximately $1,200,000 to several executive officers of the Company pursuant to a long term incentive plan for management.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (b) Pro forma financial information:
                  (1) Pro forma  consolidated  balance sheet as of September 30,
                      1997.
                  (2) Pro forma consolidated statements of revenues and expenses for the nine months ended September 30, 1997 and for the year ended December 31, 1996.

Basis of Presentation

         The accompanying consolidated pro forma financial statements of the Company have been prepared in accordance with the instructions to Form 8-K and to Article 11 of Regulation S - X. The accompanying consolidated pro forma balance sheet is presented as if the Sale occurred on September 30, 1997. The accompanying consolidated pro forma statements of revenues and expenses are presented as if the Sale occurred as of January 1, 1996.

         The consolidated pro forma financial statements should be read in conjunction with the financial statements and footnotes included thereto in the Company's Form 10-KSB for the year ended December 31, 1996 and the

Company's Form 10-Q for the period ended September 30, 1997. The consolidated pro forma financial statements were prepared utilizing the accounting policies as outlined in such historical financial statements except as noted herein. In management's opinion, all adjustments, considered necessary for a fair presentation of the effects of the Sale have been reflected in the consolidated pro forma financial statements.

     As a result of the Sale, the Company will realize an after tax gain of approximately $2,925,000 in the fourth quarter of 1997. Such non-recurring gain is before any related bonus and is not reflected in the accompanying consolidated pro forma financial statements.

         The consolidated pro forma financial statements are not necessarily indicative of the Company's actual financial position at September 30, 1997 or what the actual results of operations of the Company would have been assuming the Sale occurred as of January 1, 1996 nor are they necessarily indicative of the Company's results of operations for future periods.

                                 SIGNATURES

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   MILESTONE PROPERTIES, INC.
                                                    (Registrant)




Date: November 20, 1997               /s/: Robert A. Mandor
                                     ----------------------
                                     Robert A. Mandor
                                     President and Chief Financial Officer






Date: November 20, 1997               /s/: Patrick S. Kirse
                                     ----------------------
                                     Patrick S. Kirse
                                     Vice President of Accounting and Controller

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                               September 30, 1997

                                                                                  Pro Forma Adjustments                Pro Forma
ASSETS                                                 September 30, 1997          Debit         Credit           September 30, 1997
                                                      ------------------          -----         ------           ------------------
Current Assets:
   Cash and cash equivalents                         $         6,403,371         7,614,518 (A)                           14,017,889
   Loans receivable                                            1,528,985                                                  1,528,985
   Accounts receivable                                         1,156,570                                                  1,156,570
   Accrued interest receivable                                 6,670,810                                                  6,670,810
   Due from related party                                        316,472                                                    316,472
   Prepaid expenses and other                                    433,008                                                    433,008
   Reverse repurchase agreements                              25,109,375                       25,109,375  (C)                    0
   Available-for-sale securities                              25,811,048                       25,811,048  (B)                    0
                                                     -------------------                                        -------------------

      Total current assets                                    67,429,639                                                 24,123,734

   Property, improvements and equipment, net                  19,734,745                                                 19,734,745
   Wraparound notes, net                                      66,704,261                                                 66,704,261
   Deferred income tax asset, net                              1,551,916         1,062,344  (D)                           2,614,260
   Investment in affiliate                                     2,674,099                                                  2,674,099
   Management contract rights, net                               313,305                                                    313,305
   Goodwill and organizational cost, net                         167,148                                                    167,148
                                                     -------------------                                        -------------------

      Total assets                                   $       158,575,113                                                116,331,552
                                                      ==================                                        ===================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses             $         1,171,633                         1,200,000  (B)           2,371,633
   Accrued interest payable                                      491,225                           128,971  (C)             620,196
   Master lease payable                                       10,423,492                                                 10,423,492
   Current portion of mortgages and notes payable              2,958,441                                                  2,958,441
   Income taxes payable                                        2,343,925           271,347   (E) 1,062,344  (D)           3,134,922
   Loans payable                                              19,392,453        19,392,453   (B)                                  0
   Treasury notes sold short                                  24,980,404        24,980,404   (C)                                  0
                                                      ------------------                                          -----------------

      Total current liabilities                               61,761,573                                                 19,508,684

Mortgages and notes payable                                   69,382,575                                                 69,382,575
                                                      ------------------                                            ---------------

      Total liabilities                                      131,144,148                                                 88,891,259
                                                      ------------------                                            ---------------

Commitments and Contingencies

Stockholders' equity:
   Common stock ($.01 par value, 10,000,000
        shares authorized, 4,905,959 issued)                      49,061                                                     49,061
   Preferred stock (Series A $.01 par value, 10,000,000 shares
        authorized, 3,033,995 shares issued and outstanding)      30,341                                                     30,341
   Additional paid-in surplus                                 48,105,428                                                 48,105,428
   Unrealized holding gain - available-for-sale securities
      (Net of tax  liability of $1,262,446)                    1,893,066         1,893,066  (D)                                   0
     Accumulated deficit                                     (19,206,513)                       1,902,394  (D)          (17,304,119)
   Shares held in Treasury - 692,591 shares at cost           (3,440,418)                                                (3,440,418)
                                                        -----------------                                            --------------

      Total stockholders' equity                              27,430,965                                                 27,440,293
                                                     --------------------                                             -------------

      Total liabilities and stockholders' equity     $       158,575,113                                                116,331,552
                                                      ===================                                             =============


      See Accompanying Notes to Consolidated Pro Forma Financial Statements

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
            CONSOLIDATED PRO FORMA STATEMENT OF REVENUES AND EXPENSES
                  For the Nine Months Ended September 30, 1997

                                                                                   Pro-Forma Adjustments          Pro Forma
                                                       September 30, 1997          Debit          Credit         September 30, 1997
                                                       ------------------         ------          ------         ------------------
REVENUES:
   Rent                                              $         7,968,967                                                  7,968,967
   Interest income                                             9,970,738         2,837,335  (E)                           7,133,403
   Revenue from management company operations                    450,665                                                    450,665
   Tenant reimbursements                                         786,783                                                    786,783
   Management and reimbursement income                           357,228                                                    357,228
   Percentage rent                                               288,528                                                    288,528
   Amortization of discount - available-for-sale securities      278,709           278,709  (E)                                   0
   Unrealized loss on treasury notes sold short                 (194,073)                         194,073  (E)                    0
   Loss on sale of available-for-sale securities                (784,121)                                                  (784,121)
                                                       ------------------                                        -------------------

      Total revenues                                           19,123,424                                                16,201,453
                                                       ------------------                                        -------------------



EXPENSES:
   Master lease expense                                       10,423,492                                                 10,423,492
   Interest expense                                            6,905,585                        1,972,531  (E)            4,933,054
   Depreciation and amortization                                 602,434                                                    602,434
   Salaries, general and administration                        1,755,863                                                  1,755,863
   Property expenses                                           1,281,214                                                  1,281,214
   Expenses for management company operations                    981,497                                                    981,497
   Professional fees                                             555,294                                                    555,294
                                                       -----------------                                       ---------------------

      Total expenses                                          22,505,379                                                 20,532,848
                                                       -----------------                                       ---------------------


Loss before income tax                                        (3,381,955)                                                (4,331,395)

Provision (benefit) for income taxes                             259,685                         271,347   (E)              (11,662)
                                                       ------------------                                      ---------------------

Net loss                                             $        (3,641,640)                                                (4,319,733)
                                                       ==================                                      =====================

Loss per share of common stock                       $             (0.87)                                                     (1.03)
                                                       ==================                                      =====================
Weighted average number of shares of common stock               4,196,233                                                 4,196,233
                                                       ==================                                      =====================


      See Accompanying Notes to Consolidated Pro Forma Financial Statements

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
            CONSOLIDATED PRO FORMA STATEMENT OF REVENUES AND EXPENSES
                      For the Year Ended December 31, 1996

                                                                                   Pro-Forma Adjustments            Pro Forma
                                                        December 31, 1996           Debit          Credit         December 31, 1996
                                                        -----------------          ------         -------         -----------------
REVENUES:
   Rent                                              $        11,382,820                                                 11,382,820
   Interest income                                            17,654,908          2,326,130  (E)                         15,328,778
   Revenue from management company operations                    976,983                                                    976,983
   Tenant reimbursements                                       1,184,462                                                  1,184,462
   Management and reimbursement income                           835,811                                                    835,811
   Percentage rent                                               266,653                                                    266,653
   Amortization of discount - available-for-sale securities      294,079            253,611  (E)                             40,468
   Unrealized gain on treasury notes sold short                1,217,186            275,795  (E)                            941,391
   Gain on realization of wraparound notes                       260,239                                                    260,239
   Loss on Sale of available-for-sale securities                (350,699)                                                  (350,699)
                                                     --------------------                                          -----------------

      Total revenues                                           33,722,442                                                30,866,906
                                                     --------------------                                          -----------------

EXPENSES:
   Master lease expense                                       15,008,723                                                 15,008,723
   Interest expense                                           11,961,780                          1,620,910  (E)         10,340,870
   Depreciation and amortization                                 783,401                                                    783,401
   Valuation allowance on wraparound notes                       189,853                                                    189,853
   Salaries, general and administration                        3,538,634                                                  3,538,634
   Property expenses                                           2,018,249                                                  2,018,249
   Expenses for management company operations                  1,281,317                                                  1,281,317
   Professional fees                                           1,061,021                                                  1,061,021
                                                     --------------------                                           ----------------

      Total expenses                                          35,842,978                                                 34,222,068
                                                     --------------------                                           ----------------

Loss before income taxes                                      (2,120,536)                                                (3,355,162)

Provision (benefit) for income taxes                             366,438                            428,624  (E)            (62,186)
                                                     --------------------                                          -----------------

Net loss                                             $        (2,486,974)                                                (3,292,976)
                                                     ====================                                          =================

Loss per share of common stock                       $             (0.65)                                                     (0.86)
                                                     ====================                                          =================

Weighted average number of shares of common stock              3,845,546                                                  3,845,546
                                                     ===================                                           =================


      See Accompanying Notes to Consolidated Pro Forma Financial Statements

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                               September 30, 1997



1.  Adjustments to Consolidated Pro Forma Financials:
         (A) To reflect  the cash  proceeds of  $7,614,518  from the sale of the
          available-for-sale   securities.
         (B) To reflect   the   sale   of available-for-sale  securities  and
          the repayment of the loans payable amounts which were used to finance the acquisition of such securities.
         (C) To reflect the  repurchase  of the U.S.  Treasury  Notes sold
          short  with  the  funds  held  in  the   reverse   repurchase
          agreements and to reflect the payment of the accrued interest on such U.S. Treasury Notes.
         (D) To reflect the realization of the cumulative gross unrealized holding gains on available-for-sale securities and related deferred tax liability.
         (E) To adjust the revenues and expenses as a result of the sale of the available-for-sale securities and the close of the U.S. Treasury Notes short positions.